Earnings Per Common Share	6 Months Ended
Jun. 30, 2023
Earnings Per Common Share [Abstract]
Earnings Per Common Share
11.	Earnings Per Common Share:

The computation of earnings per share is based on the weighted average number of common shares outstanding during that period and gives retroactive effect to the shares issued  in connection with the Spin-Off.

The Company calculates earnings per common share by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the relevant period.

Diluted earnings per common share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net income. The computation of diluted earnings per share reflects the potential dilution from conversion of outstanding Series A Preferred Shares (Note 8) calculated with the “if converted” method by using the average closing market price over the reporting period from March 7, 2023 to June 30, 2023. The components of the calculation of basic and diluted earnings per common share in each of the periods comprising the accompanying unaudited interim condensed consolidated statements of comprehensive income are as follows:
	Six months ended June 30,	Six months ended June 30,
	2022	2023
Net income and comprehensive income	$6,657,133	$77,340,987
Dividend on Series A Preferred Shares	—	(451,111)
Deemed dividend on Series A Preferred Shares	—	(931,034)
Net income attributable to common shareholders	$6,657,133	$75,958,842

Weighted average number of common shares outstanding, basic	9,461,009	14,810,147
Effect of dilutive shares	44,682,646	44,682,646
Weighted average number of common shares outstanding, diluted	54,143,655	59,492,793
Earnings per common share, basic	$0.70	$5.13
Earnings per common share, diluted	$0.12	$1.28